Organization of the Company and Significant Accounting Policies: Loss Per Share Policy (Policies)	12 Months Ended
Dec. 31, 2015
Policies
Loss Per Share Policy

Loss per share

The Company reports earnings (loss) per share in accordance with ASC Topic 260-10, "Earnings per Share." Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Diluted earnings (loss) per share has not been presented since the effect of the assumed conversion of warrants and debt to purchase common shares would have an anti-dilutive effect. Potential common shares as of December 31, 2015 that have been excluded from the computation of diluted net loss per share amounted to 3,440,000 shares and include 600,000 warrants and 2,840,000 options. Of the 2,840,000 potential common shares at December 31, 2015, 1,245,833 had not vested.  Potential common shares as of December 31, 2014 that have been excluded from the computation of diluted net loss per share amounted to 3,710,834 shares and include 250,000 warrants and 3,460,834 options. Of the 3,460,834 potential common shares at December 31, 2014, 1,342,500 had not vested.